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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)    MAY 1, 2007


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         The following documents are hereby incorporated by reference into the registration statement on Form F-10 of Nexen Inc. No. 333-125019 as exhibits thereto:

         (d)  Exhibits:


23.1     Consent of William M. Cobb & Associates, Inc.

23.2     Consent of Ryder Scott Company L.P.

23.3     Consent of McDaniel & Associates Consultants Ltd.

23.4     Consent of DeGolyer & MacNaughton.



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                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 1, 2007

                                     NEXEN INC.



                                     By: /s/ Rick Beingessner
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                                         Name:  Rick Beingessner
                                         Title: Assistant Secretary